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                                                       [ANCHOR NATIONAL LOGO]

Anchor National Life        New Business Documents    New Business Documents
Insurance Company           with checks:              without checks:
1 Sun America Center        P. O. Box 100330          P. O. Box 54299
Los Angeles, CA 90067-6022  Pasadena, CA  91189-0001  Los Angeles, CA 90054-0299
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PARTICIPANT ENROLLMENT FORM                                      R-5325NB (3/97)

DO NOT USE HIGHLIGHTER.  Please Print or type.
A. PARTICIPANT [ ]Mr. [ ]Mrs. [ ]Ms. [ ]Miss. [ ]Dr. [ ]Sr. [ ]Jr.

               -----------------------------------------------------------------
               LAST NAME           FIRST NAME             MIDDLE INITIAL

               -----------------------------------------------------------------
               STREET ADDRESS            CITY             STATE         ZIP CODE

               MO   DAY  YR.     [ ]M  [ ]F
               ----------------- ---------- ------------------------   ---------
               DATE OF BIRTH        SEX     SOC.SEC OR TAX ID NUMBER   TELEPHONE
                                                                       NUMBER

               MO   DAY  YR.
               -----------------
               ANNUITY DATE

               JOINT PARTICIPANT
               (IF ANY, MUST BE SPOUSE) ________________________________________
                                        LAST NAME     FIRST NAME  MIDDLE INITIAL

               -----------------------------------------------------------------
               STREET ADDRESS            CITY             STATE         ZIP CODE


               MO   DAY  YR.     [ ]M  [ ]F
               ----------------- ---------- ------------------------   ---------
               DATE OF BIRTH        SEX     SOC.SEC OR TAX ID NUMBER   TELEPHONE
                                                                       NUMBER


B. ANNUITANT   _________________________________________________________________
(Complete only LAST NAME                   FIRST NAME            MIDDLE INITIAL
if different   _________________________________________________________________
from           STREET ADDRESS            CITY            STATE    ZIP CODE
participant)

               MO   DAY  YR.     [ ]M  [ ]F
               ----------------- ---------- ------------------------   ---------
               DATE OF BIRTH        SEX     SOC.SEC OR TAX ID NUMBER   TELEPHONE
                                                                       NUMBER

C. BENEFICIARY _________________________________________________________________
               LAST NAME        FIRST NAME     MIDDLE INITIAL     RELATIONSHIP


D. TYPE OF     [ ] NONQUALIFIED.
   CONTRACT        If nonqualified, is this a 1035 Exchange?      [ ] YES [ ] NO
                   If yes, please complete a "Request for Transfer or 1035
                    Exchange" (G-2500NB).

               [ ] QUALIFIED, as indicated below.
                   Is this a direct transfer?                     [ ] YES [ ] NO
                   If yes, please complete a "Request for Transfer or 1035
                    Exchange" (form G-2500NB).  Please note:
                   An appropriate retirement plan/prototype must be established for purposes of qualified monies.

               [ ] IRA              [ ] IRA rollover          [ ]  IRA transfer
               [ ] SEP              [ ] 401 retirement plan
               [ ] Terminal funding [ ] 403(b) plan           [ ]  457 plan
               [ ] Other


E. PURCHASE    [ ] INITIAL PAYMENT: $_____________________
   PAYMENT(S)      Minimum initial payment is [$5,000] for nonqualified
                    contracts; [$2,000] for qualified contracts.
                   Payments may be wired or mailed.  Make check payable to
                    Anchor National Life Insurance Company.
               [ ] AUTOMATIC PAYMENTS: $_____________________
                   To establish automatic bank drafts for future
                    payments, include a completed "Automatic Payment
                   Authorization" form (G-2233POS), and a voided check.



F. SPECIAL     [ ] SYSTEMATIC WITHDRAWAL:  Check the box at left and include a
   FEATURES         "Systematic Withdrawal Application" form (R-5550SW).
               [ ] AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging Application" form
                   (R-5551DCA).



R-5325NB(12/97)       PLEASE COMPLETE AND SIGN REVERSE SIDE.     Group Allocated

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PARTICIPANT ENROLLMENT FORM                               R-5325NB(12/97) SIDE 2
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G. TELEPHONE     Do you wish to authorize telephone transfers subject to the
   TRANSFERS     conditions set forth below? [ ] YES [ ] NO
   AUTHORIZATION (If no election is indicated the Company will default to yes for transfers.)

                 If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations contained in the contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.


H. INVESTMENT  __PORTFOLIO__    __MANAGER__     __PORTFOLIO__     __MANAGER__
INSTRUCTIONS   __%Cash Management               SunAmerica Asset Mgmt. Corp.
(Allocations   __%Alliance Growth               Alliance Capital Mgmt. L.P.
must be        __%Government & Quality Bond     Wellington  Mgmt. Co., LLP
expressed in   __%Growth                        Wellington  Mgmt. Co., LLP
whole percent- __%Corporate Bond                Federated Investors
ages and total __%Growth/Phoenix Inv. Counsel   Phoenix Investment Counsel, Inc.
allocation     __%Global Bond                   Goldman Sachs Asset Mgmt.
must equal     __%Putnam Growth                 Putnam Investment Mgmt., Inc.
100%)          __%High-Yield Bond               SunAmerica Asset Mgmt. Corp.
               __%Real Estate                   Davis Selected Advisers, L.P.
               __%Worldwide High Income         Morgan Stanley Asset Mgmt., Inc.
               __%Natural Resources             Wellington  Mgmt. Co., LLP
               __%SunAmerica Balanced           SunAmerica Asset Mgmt. Corp.
               __%Capital  Appreciation         Wellington  Mgmt. Co., LLP
               __%Balanced/Phoenix Inv. Counsel Phoenix Investment Counsel, Inc.
               __%Aggressive Growth             SunAmerica Asset Mgmt. Corp.
               __%Asset Allocation              Goldman Sachs Asset Mgmt.
               __%Int'l. Growth and Income      Putnam Investment Mgmt., Inc.
               __%Utility                       Federated Investors
               __%Global Equities               Alliance Capital Mgmt. L.P.
               __%Growth-Income                 Alliance Capital Mgmt.  L.P.
               __%Int'l. Diversified Equities   Morgan Stanley Asset Mgmt., Inc.
               __%Federated Value               Federated Investors
               __%Emerging Markets              Putnam Investment Mgmt., Inc.
               __%Venture Value                 Davis Selected Advisers, L.P.
               __%"Dogs" of Wall Street         SunAmerica Asset Mgmt. Corp.


                     FIXED ACCOUNT OPTION GUARANTEE PERIODS

                   % 1 yr.      % 3 yr.      % 5 yr.       % 7 yr.       %10 yr.
               ----         -----        -----        -----        ------


I. SPECIAL
   INSTRUCTIONS ________________________________________________________________

J. STATEMENT OF This Certificate [ ] WILL [ ] WILL NOT replace an existing life
   PARTICIPANT   insurance or annuity contract.
               (If this will replace an existing policy, please indicate name of issuing company and contract number below.)
                _____________________________        ___________________________
                       COMPANY NAME                        CONTRACT NUMBER

                I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE ACCOUNT(S), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE GENERAL ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR POLARIS, INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

                Signed at______________________________________    _____________
                                   CITY                 STATE          DATE
                _____________________________     ______________________________
                PARTICIPANT'S SIGNATURE           REGISTERED REPRESENTATIVE'S
                                                  SIGNATURE

                _____________________________
                JOINT PARTICIPANT'S SIGNATURE
               (IF APPLICABLE)

K. LICENSED/    Will this Certificate replace in whole or in part any existing
   REGISTERED   life insurance or annuity contract?     [ ]  YES  [ ]  NO
   REPRESENT-
   ATIVE        ---------------------------------------------   ----------------
   INFORMATION  REPRESENTATIVE'S LAST NAME  FIRST NAME  M. I.   SOC. SEC. NUMBER

                -----------------------------------------------------   --------
                REPRESENTATIVE'S STREET ADDRESS       CITY      STATE   ZIP CODE

                ---------------------------   ----------------------------------
                BROKER/DEALER FIRM NAME         REPRESENTATIVE'S TELEPHONE NO.

                -------------------------------
                LICENSED AGENT ID NUMBER

                FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF INSURANCE FRAUD.


 R-5325NB(12/97)